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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  MAY 28, 1998

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                              RENTERS CHOICE, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                            0-25370                    48-1024367
(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                 File Number)               Identification No.)



13800 MONTFORT DRIVE
SUITE 300
DALLAS, TEXAS                                                     75240
(Address of Principal Executive Offices)                       (Zip Code)


                                 (214) 701-0489
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.           ACQUISITION OF ASSETS

                  On May 28, 1998, the Registrant purchased substantially all of the assets of Central Rents, Inc. used in or related to the operation of 176 rent-to-own stores (the "Stores") for approximately $103 million pursuant to that certain Asset Purchase Agreement, dated May 1, 1998, by and among the Registrant, Central Rents, Inc. ("Central"), Central Rents Holding, Inc. ("Holdings") and Banner Holdings, Inc. ("Banner"), as amended by that certain Letter Agreement, dated as of May 26, 1998, by and among the Registrant, Central, Holdings and Banner (collectively, the "Asset Purchase Agreement").

                  Pursuant to the Asset Purchase Agreement, the Registrant paid the purchase price in cash. The Registrant also assumed certain liabilities related to the assets acquired. The total purchase price and structure of the consideration paid was determined by negotiation between the Registrant, Central, Holdings and Banner. The source of the cash consideration was the proceeds from an advance under the Registrant's revolving credit facility with Comerica Bank, N.A., as agent. Prior to commencing negotiation of the Asset Purchase Agreement, there was no material relationship between (i) the Registrant, any of its affiliates, any of its officers or directors, or any associate of such officers and directors, and (ii) Central, Holdings, Banner, any affiliates of Central, Holdings or Banner, any of the officers or directors of Central, Holdings or Banner or any associate of such officers and directors.

                  The Registrant intends to continue operating the Stores as rent-to-own stores. The Stores are located in 20 states and generate approximately $100 million in annual revenue.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The required financial statements are not available as of the date hereof. Such financial statements will be filed as an amendment to this Report as soon as practicable, but in no event later than sixty (60) days following the date hereof.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The required pro forma financial information is not available as of the date hereof. Such pro forma financial information will be filed as an amendment to this Report as soon as practicable, but in no event later than sixty (60) days following the date hereof.



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         (c)      EXHIBITS

         2.1 Asset Purchase Agreement, dated May 1, 1998, by and among the Registrant, Central Rents, Inc., Central Rents Holding, Inc. and Banner Holdings, Inc.

         2.2 Letter Agreement, dated as of May 26, 1998, by and among the Registrant, Central Rents, Inc., Central Rents Holding, Inc. and Banner Holdings, Inc. with respect to Exhibit 2.1




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RENTERS CHOICE, INC.




DATE:  June 11, 1998                       BY: /s/ J. Ernest Talley
                                               ------------------------------
                                                   J. Ernest Talley
                                                   Chief Executive Officer







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                                 EXHIBIT INDEX

     EXHIBIT NO.                      DESCRIPTION
     -----------                      -----------
         2.1       Asset Purchase Agreement, dated May 1, 1998, by and among the
                   Registrant, Central Rents, Inc., Central Rents Holding, Inc.
                   and Banner Holdings, Inc.

         2.2 Letter Agreement, dated as of May 26, 1998, by and among the Registrant, Central Rents, Inc., Central Rents Holding, Inc.
                   and Banner Holdings, Inc. with respect to Exhibit 2.1